Exhibit 99.2

TXU CORP. AND SUBSIDIARIES

Segment Consolidating Income Statement

Quarter Ended December 31, 2006

(Millions of Dollars)

(Unaudited)

	TXU Energy Segment	TXU Electric Delivery	Corporate & Other	Eliminations/ Rounding	Total

Operating revenues	2,042	575	15	(257)	2,375

Direct costs and expenses
Fuel, purchased power costs and delivery fees	847	—	—	(245)	602
Operating costs	163	190	3	—	356
Depreciation and amortization	80	116	2	—	198

Total direct costs and expenses	1,090	306	5	(245)	1,156

Gross margin	952	269	10	(12)	1,219

Other costs and expenses
Selling, general and administrative expenses	167	42	38	(11)	236
Non-operating depreciation and other amortization	1	—	2	1	4
Franchise and revenue-based taxes	42	72	—	—	114
Other income	(14)	—	(15)	(1)	(30)
Other deductions	10	11	4	—	25
Interest income	(65)	(15)	(15)	80	(15)
Interest expense and related charges	73	73	125	(81)	190

Total other costs and expenses	214	183	139	(12)	524

Income (loss) from continuing operations before income taxes, extraordinary gain (loss) and cumulative effect of changes in accounting principles	738	86	(129)	—	695

Income tax expense (benefit)	254	24	(52)	—	226

Income (loss) from continuing operations before extraordinary (loss) and cumulative effect of changes in accounting principles	484	62	(77)	—	469

Income (loss) from discontinued operations, net of tax effect	—	—	7	(1)	6

Extraordinary gain (loss), net of tax	—	—	—		—

Cumulative effect of changes in accounting principles, net of tax effect	—	—	—		—

Net income (loss)	484	62	(70)	(1)	475

Exchangeable preferred membership interest buyback premium	—	—	—		—

Preference stock dividends	—	—	—	—	—

Net income (loss) available to common shareholders	484	62	(70)	(1)	475

Average shares of common stock outstanding, basic (millions)					458
Average shares of common stock outstanding, diluted (millions)					463

Per share of common stock:
Basic earnings:
Income (loss) from continuing operations before extraordinary gain (loss) and cumulative effect of changes in accounting principles	1.06	0.14	(0.17)	(0.00)	1.03
Preference stock dividends	—	—	—	—	—

Net income (loss) from continuing operations available for common stock	1.06	0.14	(0.17)	(0.00)	1.03
Income (loss) from discontinued operations, net of tax effect	—	—	0.01	—	0.01
Extraordinary gain (loss), net of tax	—	—	—	—	—
Cumulative effect of changes in accounting principles, net of tax effect	—	—	—	—	—

Net income (loss) available for common stock	1.06	0.14	(0.16)	—	1.04

Diluted earnings:
Income (loss) from continuing operations	1.04	0.13	(0.15)*	(0.00)	1.02
Preference stock dividends	—	—	—	—	—

Net income (loss) from continuing operations
available for common stock	1.04	0.13	(0.15)	(0.00)	1.02
Income (loss) from discontinued operations, net of tax effect	—	—	0.01	—	0.01
Extraordinary gain (loss), net of tax	—	—	—	—	—
Cumulative effect of changes in accounting principles, net of tax effect	—	—	—	—	—

Net income (loss) available for common stock	1.04	0.13	(0.14)	—	1.03

Dividends declared					0.433

*	Reflects dilution adjustment of 6 million shares.

TXU CORP. AND SUBSIDIARIES

Segment Consolidating Income Statement

Quarter Ended December 31, 2005

(Millions of Dollars)

(Unaudited)

	TXU Energy Segment	TXU Electric Delivery	Corporate & Other	Eliminations / Rounding	Total
Operating revenues	2,461	575	11	(292)	2,755

Direct costs and expenses
Fuel, purchased power costs and delivery fees	1,372	—	—	(280)	1,092
Operating costs	185	204	1	(3)	387
Depreciation and amortization	78	112	2	1	193

Total direct costs and expenses	1,635	316	3	(282)	1,672

Gross margin	826	259	8	(10)	1,083

Other costs and expenses
Selling, general and administrative expenses	156	59	18	(11)	222
Non-operating depreciation and other amortization	1	—	2	—	3
Franchise and revenue-based taxes	37	69	—	—	106
Other income	(37)	(1)	(10)	1	(47)
Other deductions	(3)	2	(2)	(1)	(4)
Interest income	(28)	(15)	(23)	53	(13)
Interest expense and related charges	106	66	92	(53)	211

Total other costs and expenses	232	180	77	(11)	478

Income (loss) from continuing operations before income taxes, extraordinary gain (loss) and cumulative effect of changes in accounting principles	594	79	(69)	1	605

Income tax expense (benefit)	172	30	(11)	—	191

Income (loss) from continuing operations before extraordinary (loss) and cumulative effect of changes in accounting principles	422	49	(58)	1	414

Income (loss) from discontinued operations, net of tax effect	(2)	—	2	—	—

Extraordinary gain (loss), net of tax	(50)	—	—		(50)

Cumulative effect of changes in accounting principles, net of tax effect	(8)	—	—		(8)

Net income (loss)	362	49	(56)	1	356

Exchangeable preferred membership interest buyback premium	—	—	—		—

Preference stock dividends	—	—	—	—	—

Net income (loss) available to common shareholders	362	49	(56)	1	356

Average shares of common stock outstanding, basic (millions)					474
Average shares of common stock outstanding, diluted (millions)					485

Per share of common stock:
Basic earnings:
Income (loss) from continuing operations before extraordinary gain (loss) and cumulative effect of changes in accounting principles	0.89	0.10	(0.12)	(0.00)	0.87
Preference stock dividends	—	—	—	—	—

Net income (loss) from continuing operations
available for common stock	0.89	0.10	(0.12)	(0.00)	0.87
Income (loss) from discontinued operations, net of tax effect	—	—	—	—	—
Extraordinary gain (loss), net of tax	(0.10)	—	—	—	(0.10)
Cumulative effect of changes in accounting principles, net of tax effect	(0.02)	—	—	—	(0.02)

Net income (loss) available for common stock	0.77	0.10	(0.12)	—	0.75

Diluted earnings:
Income (loss) from continuing operations	0.87	0.10	(0.11)*	(0.00)	0.86
Preference stock dividends	—	—	—	—	—

Net income (loss) from continuing operations available for common stock	0.87	0.10	(0.11)	(0.00)	0.86
Income (loss) from discontinued operations, net of tax effect	—	—	—	—	—
Extraordinary gain (loss), net of tax	(0.10)	—	—	—	(0.10)
Cumulative effect of changes in accounting principles, net of tax effect	(0.02)	—	—	—	(0.02)

Net income (loss) available for common stock	0.75	0.10	(0.11)	—	0.74

Dividends declared					0.413

*	Reflects dilution adjustment of 11 million shares.

TXU CORP. AND SUBSIDIARIES

Segment Consolidating Income Statement—Variance

Quarter Ended December 31, 2006 vs. December 31, 2005

(Millions of Dollars)

(Unaudited)

	TXU Energy Segment	TXU Electric Delivery	Corporate & Other	Eliminations / Rounding	Total
Operating revenues	(419)	—	4	35	(380)

Direct costs and expenses
Fuel, purchased power costs and delivery fees	(525)	—	—	35	(490)
Operating costs	(22)	(14)	2	3	(31)
Depreciation and amortization	2	4	—	(1)	5

Total direct costs and expenses	(545)	(10)	2	37	(516)

Gross margin	126	10	2	(2)	136

Other costs and expenses
Selling, general and administrative expenses	11	(17)	20	—	14
Non-operating depreciation and other amortization	—	—	—	1	1
Franchise and revenue-based taxes	5	3	—	—	8
Other income	23	1	(5)	(2)	17
Other deductions	13	9	6	1	29
Interest income	(37)	—	8	27	(2)
Interest expense and related charges	(33)	7	33	(28)	(21)

Total other costs and expenses	(18)	3	62	(1)	46

Income (loss) from continuing operations before income taxes, extraordinary gain (loss) and cumulative effect of changes in accounting principles	144	7	(60)	(1)	90

Income tax expense (benefit)	82	(6)	(41)	—	35

Income (loss) from continuing operations before extraordinary (loss) and cumulative effect of changes in accounting principles	62	13	(19)	(1)	55

Income (loss) from discontinued operations, net of tax effect	2	—	5	(1)	6

Extraordinary gain (loss), net of tax

Cumulative effect of changes in accounting principles, net of tax effect

Net income (loss)	122	13	(14)	(2)	119

Exchangeable preferred membership interest buyback premium	—	—	—	—	—

Preference stock dividends	—	—	—	—	—

Net income (loss) available to common shareholders	122	13	(14)	(2)	119

Average shares of common stock outstanding, basic (millions)					(16)
Average shares of common stock outstanding, diluted (millions)					(22)

Per share of common stock:
Basic earnings:
Income (loss) from continuing operations before extraordinary gain (loss) and cumulative effect of changes in accounting principles	0.17	0.04	(0.05)	—	0.16
Preference stock dividends	—	—	—	—	—

Net income (loss) from continuing operations available for common stock	0.17	0.04	(0.05)		0.16
Income (loss) from discontinued operations, net of tax effect	—	—	0.01	—	0.01
Extraordinary gain (loss), net of tax	0.10	—	—	—	0.10
Cumulative effect of changes in accounting principles, net of tax effect	0.02	—	—	—	0.02

Net income (loss) available for common stock	0.29	0.04	(0.04)	—	0.29

Diluted earnings:
Income (loss) from continuing operations	0.17	0.03	(0.04)	(0.00)	0.16
Preference stock dividends	—	—	—	—	—

Net income (loss) from continuing operations available for common stock	0.17	0.03	(0.04)		0.16
Income (loss) from discontinued operations, net of tax effect	—	—	0.01	—	0.01
Extraordinary gain (loss), net of tax	0.10	—	—	—	0.10
Cumulative effect of changes in accounting principles, net of tax effect	0.02	—	—	—	0.02

Net income (loss) available for common stock	0.29	0.03	(0.03)	—	0.29

Dividends declared					0.020

TXU CORP. AND SUBSIDIARIES

Segment Consolidating Income Statement

Year to Date Ended December 31, 2006

(Millions of Dollars)

(Unaudited)

	TXU Energy Segment	TXU Electric Delivery	Corporate & Other	Eliminations/ Rounding	Total
Operating revenues	9,549	2,449	49	(1,191)	10,856

Direct costs and expenses
Fuel, purchased power costs and delivery fees	3,928	—	—	(1,144)	2,784
Operating costs	604	770	—	(1)	1,373
Depreciation and amortization	328	474	12	(1)	813

Total direct costs and expenses	4,860	1,244	12	(1,146)	4,970

Gross margin	4,689	1,205	37	(45)	5,886

Other costs and expenses
Selling, general and administrative expenses	571	177	114	(43)	819
Non-operating depreciation and other amortization	6	2	9	—	17
Franchise and revenue-based taxes	126	262	3	(1)	390
Other income	(17)	(2)	(102)	—	(121)
Other deductions	215	24	29	1	269
Interest income	(202)	(58)	(90)	304	(46)
Interest expense and related charges	388	286	461	(305)	830

Total other costs and expenses	1,087	691	424	(44)	2,158

Income (loss) from continuing operations before income taxes, extraordinary gain (loss) and cumulative effect of changes in accounting principles	3,602	514	(387)	(1)	3,728

Income tax expense (benefit)	1,239	170	(146)	—	1,263

Income (loss) from continuing operations before extraordinary (loss) and cumulative effect of changes in accounting principles	2,363	344	(241)	(1)	2,465

Income (loss) from discontinued operations, net of tax effect	—	—	87	—	87

Extraordinary gain (loss), net of tax	—	—	—		—

Cumulative effect of changes in accounting principles, net of tax effect	—	—	—		—

Net income (loss)	2,363	344	(154)	(1)	2,552

Exchangeable preferred membership interest buyback premium	—	—	—		—

Preference stock dividends	—	—	—	—	—

Net income (loss) available to common shareholders	2,363	344	(154)	(1)	2,552

Average shares of common stock outstanding, basic (millions)					460
Average shares of common stock outstanding, diluted (millions)					467

Per share of common stock:
Basic earnings:
Income (loss) from continuing operations before extraordinary gain (loss) and cumulative effect of changes in accounting principles	5.14	0.75	(0.53)	0.00	5.36
Preference stock dividends	—	—	—	—	—

Net income (loss) from continuing operations available for common stock	5.14	0.75	(0.53)	0.00	5.36
Income (loss) from discontinued operations, net of tax effect	—	—	0.19	—	0.19
Extraordinary gain (loss), net of tax	—	—	—	—	—
Cumulative effect of changes in accounting principles, net of tax effect	—	—	—	—	—

Net income (loss) available for common stock	5.14	0.75	(0.34)	0.00	5.55

Diluted earnings:
Income (loss) from continuing operations before extraordinary gain (loss) and cumulative effect of changes in accounting principles	5.06	0.74	(0.53)*	—	5.27
Preference stock dividends	—	—	—	—	—

Net income (loss) from continuing operations available for common stock	5.06	0.74	(0.53)	—	5.27
Income (loss) from discontinued operations, net of tax effect	—	—	0.19	—	0.19
Extraordinary gain (loss), net of tax	—	—	—	—	—
Cumulative effect of changes in accounting principles, net of tax effect	—	—	—	—	—

Net income (loss) available for common stock	5.06	0.74	(0.34)	—	5.46

Dividends declared					1.670

*	Reflects dilution adjustment of $1 million and 8 million shares

TXU CORP. AND SUBSIDIARIES

Segment Consolidating Income Statement

Year to Date Ended December 31, 2005

(Millions of Dollars)

(Unaudited)

	TXU Energy Segment	TXU Electric Delivery	Corporate & Other	Eliminations / Rounding	Total
Operating revenues	9,552	2,394	30	(1,314)	10,662

Direct costs and expenses
Fuel, purchased power costs and delivery fees	5,545	—	1	(1,285)	4,261
Operating costs	668	758	—	(1)	1,425
Depreciation and amortization	309	446	9	—	764

Total direct costs and expenses	6,522	1,204	10	(1,286)	6,450

Gross margin	3,030	1,190	20	(28)	4,212

Other costs and expenses
Selling, general and administrative expenses	522	201	87	(29)	781
Non-operating depreciation and other amortization	4	—	8	—	12
Franchise and revenue-based taxes	114	247	3	—	364
Other income	(64)	(4)	(83)	—	(151)
Other deductions	15	11	19	—	45
Interest income	(70)	(59)	(100)	181	(48)
Interest expense and related charges	393	269	320	(180)	802

Total other costs and expenses	914	665	254	(28)	1,805

Income (loss) from continuing operations before income taxes, extraordinary gain (loss) and cumulative effect of changes in accounting principles	2,116	525	(234)	—	2,407

Income tax expense (benefit)	687	174	(229)	—	632

Income (loss) from continuing operations before extraordinary (loss) and cumulative effect of changes in accounting principles	1,429	351	(5)	—	1,775

Income (loss) from discontinued operations, net of tax effect	(8)	—	13	—	5

Extraordinary gain (loss), net of tax	(50)	—	—		(50)

Cumulative effect of changes in accounting principles, net of tax effect	(8)	—	—		(8)

Net income (loss)	1,363	351	8	—	1,722

Exchangeable preferred membership interest buyback premium	—	—	—		—

Preference stock dividends	—	—	10	—	10

Net income (loss) available to common shareholders	1,363	351	(2)	—	1,712

Average shares of common stock outstanding, basic (millions)					476
Average shares of common stock outstanding, diluted (millions)					486

Per share of common stock:
Basic earnings:
Income (loss) from continuing operations before extraordinary gain (loss) and cumulative effect of changes in accounting principles	3.00	0.74	(0.01)	(0.00)	3.73
Preference stock dividends	—	—	(0.02)	—	(0.02)

Net income (loss) from continuing operations available for common stock	3.00	0.74	(0.03)	(0.00)	3.71
Income (loss) from discontinued operations, net of tax effect	(0.02)	—	0.03	—	0.01
Extraordinary gain (loss), net of tax	(0.10)	—	—	—	(0.10)
Cumulative effect of changes in accounting principles, net of tax effect	(0.02)	—	—	—	(0.02)

Net income (loss) available for common stock	2.86	0.74	—	—	3.60

Diluted earnings:
Income (loss) from continuing operations before extraordinary gain (loss) and cumulative effect of changes in accounting principles	2.94	0.72	(1.03)*	—	2.63
Preference stock dividends	—	—	(0.02)	—	(0.02)

Net income (loss) from continuing operations available for common stock	2.94	0.72	(1.05)	—	2.61
Income (loss) from discontinued operations, net of tax effect	(0.02)	—	0.03	—	0.01
Extraordinary gain (loss), net of tax	(0.10)	—	—	—	(0.10)
Cumulative effect of changes in accounting principles, net of tax effect	(0.02)	—	—	—	(0.02)

Net income (loss) available for common stock	2.80	0.72	(1.02)	—	2.50

Dividends declared					1.256

*	Reflects dilution adjustment of $(497) million and 11 million shares

TXU CORP. AND SUBSIDIARIES

Segment Consolidating Income Statement—Variance

Year to Date Ended December 31, 2006 vs. December 31, 2005

(Millions of Dollars)

(Unaudited)

	TXU Energy Segment	TXU Electric Delivery	Corporate & Other	Eliminations/ Rounding	Total
Operating revenues	(3)	55	19	123	194

Direct costs and expenses
Fuel, purchased power costs and delivery fees	(1,617)	—	(1)	141	(1,477)
Operating costs	(64)	12	—	—	(52)
Depreciation and amortization	19	28	3	(1)	49

Total direct costs and expenses	(1,662)	40	2	140	(1,480)

Gross margin	1,659	15	17	(17)	1,674

Other costs and expenses
Selling, general and administrative expenses	49	(24)	27	(14)	38
Non-operating depreciation and other amortization	2	2	1	—	5
Franchise and revenue-based taxes	12	15	—	(1)	26
Other income	47	2	(19)	—	30
Other deductions	200	13	10	1	224
Interest income	(132)	1	10	123	2
Interest expense and related charges	(5)	17	141	(125)	28

Total other costs and expenses	173	26	170	(16)	353

Income (loss) from continuing operations before income taxes, extraordinary gain (loss) and cumulative effect of changes in accounting principles	1,486	(11)	(153)	(1)	1,321

Income tax expense (benefit)	552	(4)	83	—	631

Income (loss) from continuing operations before extraordinary (loss) and cumulative effect of changes in accounting principles	934	(7)	(236)	(1)	690

Income (loss) from discontinued operations, net of tax effect	8	—	74	—	82

Extraordinary gain (loss), net of tax

Cumulative effect of changes in accounting principles, net of tax effect

Net income (loss)	1,000	(7)	(162)	(1)	830

Exchangeable preferred membership interest buyback premium	—	—	—	—	—

Preference stock dividends	—	—	(10)	—	(10)

Net income (loss) available to common shareholders	1,000	(7)	(152)	(1)	840

Average shares of common stock outstanding, basic (millions)					(16)
Average shares of common stock outstanding, diluted (millions)					(19)

Per share of common stock:
Basic earnings:
Income (loss) from continuing operations before extraordinary gain (loss) and cumulative effect of changes in accounting principles	2.14	0.01	(0.52)	0.00	1.63
Preference stock dividends	—	—	0.02	—	0.02

Net income (loss) from continuing operations available for common stock	2.14	0.01	(0.50)	0.00	1.65
Income (loss) from discontinued operations, net of tax effect	0.02	—	0.16	—	0.18
Extraordinary gain (loss), net of tax	0.10	—	—	—	0.10
Cumulative effect of changes in accounting principles, net of tax effect	0.02	—	—	—	0.02

Net income (loss) available for common stock	2.28	0.01	(0.34)	0.00	1.95

Diluted earnings:
Income (loss) from continuing operations before extraordinary gain (loss) and cumulative effect of changes in accounting principles	2.12	0.02	0.50	—	2.64
Preference stock dividends	—	—	0.02	—	0.02

Net income (loss) from continuing operations available for common stock	2.12	0.02	0.52	—	2.66
Income (loss) from discontinued operations, net of tax effect	0.02	—	0.16	—	0.18
Extraordinary gain (loss), net of tax	0.10	—	—	—	0.10
Cumulative effect of changes in accounting principles, net of tax effect	0.02	—	—	—	0.02

Net income (loss) available for common stock	2.26	0.02	0.68	—	2.96

Dividends declared					0.414

TXU CORP. AND SUBSIDIARIES

Condensed Statements of Consolidated Cash Flows

(Millions of Dollars)

(Unaudited)

	Twelve Months Ended December 31,
	2006	2005
Cash flows—operating activities:
Net income	$2,552	$1,722

Adjustments to reconcile net income to income from continuing operations before income from discontinued operations, extraordinary gain (loss) and cumulative effect of changes in accounting principles:

Income from discontinued operations, net of tax effect	(87)	(5)
Extraordinary (gain) loss, net of tax	—	50
Cumulative effect of changes in accounting principles, net of tax	—	8

Income from continuing operations	2,465	1,775
Adjustments to reconcile income from continuing operations to cash provided by operating activities:
Depreciation and amortization	893	836
Deferred income tax expenses, including utilization of net operating loss carryforwards	756	481
Losses on early extinguishment of debt	1	—
Net effect of unrealized mark-to-market valuations	(272)	18
Impairment of natural gas-fired generation plants	198	—
Customer appreciation credit	122	—
Bad debt expense	68	56
Net gains on sale of assets, including amortization of deferred gains	(69)	(89)
Stock-based compensation expense	27	32
Net equity loss from unconsolidated affiliate	14	—
Amortization of losses on dedesignated cash flow hedges	12	20
Amortization of gain on dedesignated fair value hedges	(6)	(10)
Asset write-down charges	6	11
Charge (credit) related to impaired leases	(2)	(16)
Change in regulatory-related liabilities	1	(81)
Charge related to coal contract counterparty claim	—	12
Changes in operating assets and liabilities	740	(252)

Cash provided by operating activities from continuing operations	4,954	2,793

Cash flows—financing activities:
Issuances of securities:
Long-term debt	243	180
Common stock	180	83
Retirements/repurchases of securities:
Equity-linked debt	(179)	(106)
Long-term debt	(1,512)	(269)
Common stock	(1,012)	(1,137)
Preference stock	—	(300)
Preferred stock of subsidiary	—	(38)
Change in notes payable:
Commercial paper	939	358
Banks	(245)	230
Cash dividends paid:
Common stock	(764)	(544)
Preference stock	—	(11)
Excess tax benefit on stock-based compensation	41	28
Debt premium, discount, financing and reacquisition expenses	(23)	(37)

Cash used in financing activities from continuing operations	(2,332)	(1,563)

Cash flows—investing activities:
Capital expenditures	(2,180)	(1,047)
Nuclear fuel	(117)	(57)
Proceeds from sale of assets	26	77
Purchase of lease trust	(69)	—
Proceeds from pollution control revenue bonds deposited with trustee	(240)	—
Proceeds from sales of nuclear decommissioning trust fund securities	207	191
Investments in nuclear decommissioning trust fund securities	(223)	(206)
Investment in unconsolidated affiliate	(15)	—
Property removal costs	(40)	(44)
Other	(13)	48

Cash used in investing activities from continuing operations	(2,664)	(1,038)

Discontinued operations:
Cash provided by (used in) operating activities	30	(265)
Cash used in investing activities	—	4

Cash provided by (used in) discontinued operations	30	(261)

Net change in cash and cash equivalents	(12)	(69)
Cash and cash equivalents—beginning balance	37	106

Cash and cash equivalents—ending balance	$25	$37

TXU CORP. AND SUBSIDIARIES

Consolidating Balance Sheet

December 31, 2006

(Millions of Dollars)

(Unaudited)

	TXU Energy Segment	TXU Electric Delivery	Other	Eliminations/ Rounding	Total
ASSETS
Current assets:
Cash and cash equivalents	7	1	18	(1)	25
Restricted cash	3	55	—	—	58
Advances to affiliates	1,396	—	—	(1,396)	—
Trade accounts receivable—net	806	101	264	(212)	959
Income taxes receivable	—	—	389	(389)	—
Trade accounts and other receivables from affiliates	1,500	192	124	(1,816)	—
Inventories	306	76	2	(1)	383
Commodity contract assets	276	—	—	—	276
Cash flow hedge and other derivative assets	696	—	2	—	698
Accumulated deferred income taxes	190	23	40	—	253
Margin deposits related to commodity positions	7	—	—	—	7
Other current assets	88	69	25	(4)	178

Total current assets	5,275	517	864	(3,819)	2,837

Restricted cash	241	17	1	(1)	258
Investments	545	76	9,804	(9,713)	712
Property, plant and equipment—net	11,023	7,608	124	1	18,756
Notes or other receivables due from affiliates	700	323	—	(1,023)	—
Goodwill	517	25	—	—	542
Regulatory assets—net	—	2,028	—	—	2,028
Commodity contract assets	162	—	—	—	162
Cash flow hedge and other derivative assets	237	—	11	—	248
Other noncurrent assets	295	115	585	(616)	379

Total assets	18,995	10,709	11,389	(15,171)	25,922

LIABILITIES, PREFERRED SECURITIES OF SUBSIDIARIES & SHAREHOLDERS’ EQUITY

Current liabilities:
Short-term borrowings	818	673	—	—	1,491
Advances from affiliates	—	24	1,372	(1,396)	—
Long-term debt due currently	161	297	28	(1)	485
Trade accounts payable	977	91	237	(212)	1,093
Trade accounts and other payables to affiliates	316	—	1,500	(1,816)	—
Commodity contract liabilities	278	—	—	—	278
Cash flow hedge and other derivative liabilities	18	—	21	—	39
Margin deposits related to commodity positions	681	—	—	—	681
Other current liabilities	813	314	307	(394)	1,040

Total current liabilities	4,062	1,399	3,465	(3,819)	5,107

Accumulated deferred income taxes	3,259	1,461	—	(482)	4,238
Investment tax credits	311	52	—	—	363
Commodity contract liabilities	183	—	—	—	183
Cash flow hedge and other derivative liabilities	9	—	63	1	73
Notes or other liabilities due affiliates	323	—	700	(1,023)	—
Long-term debt, less amounts due currently	2,965	3,811	3,855	—	10,631
Other noncurrent liabilities and deferred credits	1,151	1,011	1,161	(136)	3,187

Total liabilities	12,263	7,734	9,244	(5,459)	23,782

Preferred securities of subsidiaries	—	—	—	—	—

Shareholders’ equity:
Preference stock—not subject to mandatory redemption	—	—	—	—	—
Common stock	—	—	5	—	5
Additional paid-in capital	1,212	1,986	1,104	(3,198)	1,104
Retained earnings (deficit)	5,025	1,008	627	(6,038)	622
Accumulated other comprehensive income (loss)	495	(19)	409	(476)	409

Total shareholders’ equity	6,732	2,975	2,145	(9,712)	2,140

Total liabilities, preferred securities of subsidiaries & shareholders’ equity	18,995	10,709	11,389	(15,171)	25,922

TXU CORP. AND SUBSIDIARIES

Consolidating Balance Sheet

December 31, 2005

(Millions of Dollars)

(Unaudited)

	TXU Energy Segment	TXU Electric Delivery	Other	Eliminations/ Rounding	Total
ASSETS
Current assets:
Cash and cash equivalents	12	15	9	1	37
Restricted cash	8	46	—	—	54
Advances to affiliates	694	—	—	(694)	—
Trade accounts receivable—net	1,178	112	239	(201)	1,328
Income taxes receivable	361	—	—	(347)	14
Trade accounts and other receivables from affiliates	1,500	189	170	(1,859)	—
Inventories	309	53	2	—	364
Commodity contract assets	1,603	—	—	—	1,603
Cash flow hedge and other derivative assets	63	—	1	1	65
Accumulated deferred income taxes	167	—	550	—	717
Margin deposits related to commodity positions	247	—	—	—	247
Other current assets	77	40	18	(6)	129

Total current assets	6,219	455	989	(3,105)	4,558

Restricted cash	—	13	3	—	16
Investments	501	63	7,366	(7,287)	643
Property, plant and equipment - net	9,994	7,067	132	(1)	17,192
Notes or other receivables due from affiliates	44	362	—	(406)	—
Goodwill	517	25	—	—	542
Regulatory assets—net	—	1,826	—	—	1,826
Commodity contract assets	338	—	—	—	338
Cash flow hedge and other derivative assets	68	—	7	—	75
Other noncurrent assets	204	100	508	(463)	349

Total assets	17,885	9,911	9,005	(11,262)	25,539

LIABILITIES, PREFERRED SECURITIES OF SUBSIDIARIES & SHAREHOLDERS’ EQUITY

Current liabilities:
Short-term borrowings	746	51	—	1	798
Advances from affiliates	—	23	672	(695)	—
Long-term debt due currently	408	93	749	—	1,250
Trade accounts payable	879	125	223	(201)	1,026
Trade accounts and other payables to affiliates	360	—	1,500	(1,860)	—
Commodity contract liabilities	1,481	—	—	—	1,481
Cash flow hedge and other derivative liabilities	260	—	15	—	275
Margin deposits related to commodity positions	357	—	—	—	357
Other current liabilities	469	494	551	(351)	1,163

Total current liabilities	4,960	786	3,710	(3,106)	6,350

Accumulated deferred income taxes	2,752	1,383	—	(438)	3,697
Investment tax credits	326	58	—	—	384
Commodity contract liabilities	516	—	—	—	516
Cash flow hedge and other derivative liabilities	44	—	48	(1)	91
Notes or other liabilities due affiliates	406	—	—	(406)	—
Long-term debt, less amounts due currently	3,144	4,107	4,081	—	11,332
Other noncurrent liabilities and deferred credits	834	642	1,240	(22)	2,694

Total liabilities	12,982	6,976	9,079	(3,973)	25,064

Preferred securities of subsidiaries	528	—	(527)	(1)	—

Shareholders’ equity:
Preference stock—not subject to mandatory redemption	—	—	—	—	—
Common stock	—	—	5	—	5
Additional paid-in capital	1,990	1,952	1,769	(3,871)	1,840
Retained earnings (deficit)	2,506	1,004	(1,119)	(3,559)	(1,168)
Accumulated other comprehensive income (loss)	(121)	(21)	(202)	142	(202)

Total shareholders’ equity	4,375	2,935	453	(7,288)	475

Total liabilities, preferred securities of subsidiaries & shareholders’ equity	17,885	9,911	9,005	(11,262)	25,539

TXU CORP. AND SUBSIDIARIES

Consolidating Balance Sheet—Variance

December 31, 2006 vs. December 31, 2005

(Millions of Dollars)

(Unaudited)

	TXU Energy Segment	TXU Electric Delivery	Other	Eliminations/ Rounding	Total
ASSETS
Current assets:
Cash and cash equivalents	(5)	(14)	9	(2)	(12)
Restricted cash	(5)	9	—	—	4
Advances to affiliates	702	—	—	(702)	—
Trade accounts receivable—net	(372)	(11)	25	(11)	(369)
Income taxes receivable	(361)	—	389	(42)	(14)
Trade accounts and other receivables from affiliates	—	3	(46)	43	—
Inventories	(3)	23	—	(1)	19
Commodity contract assets	(1,327)	—	—	—	(1,327)
Cash flow hedge and other derivative assets	633	—	1	(1)	633
Accumulated deferred income taxes	23	23	(510)	—	(464)
Margin deposits related to commodity positions	(240)	—	—	—	(240)
Other current assets	11	29	7	2	49

Total current assets	(944)	62	(125)	(714)	(1,721)

Restricted cash	241	4	(2)	(1)	242
Investments	44	13	2,438	(2,426)	69
Property, plant and equipment—net	1,029	541	(8)	2	1,564
Notes or other receivables due from affiliates	656	(39)	—	(617)	—
Goodwill	—	—	—	—	—
Regulatory assets—net	—	202	—	—	202
Commodity contract assets	(176)	—	—	—	(176)
Cash flow hedge and other derivative assets	169	—	4	—	173
Other noncurrent assets	91	15	77	(153)	30

Total assets	1,110	798	2,384	(3,909)	383

LIABILITIES, PREFERRED SECURITIES OF SUBSIDIARIES & SHAREHOLDERS’ EQUITY

Current liabilities:
Short-term borrowings	72	622	—	(1)	693
Advances from affiliates	—	1	700	(701)	—
Long-term debt due currently	(247)	204	(721)	(1)	(765)
Trade accounts payable	98	(34)	14	(11)	67
Trade accounts and other payables to affiliates	(44)	—	—	44	—
Commodity contract liabilities	(1,203)	—	—	—	(1,203)
Cash flow hedge and other derivative liabilities	(242)	—	6	—	(236)
Margin deposits related to commodity positions	324	—	—	—	324
Other current liabilities	344	(180)	(244)	(43)	(123)

Total current liabilities	(898)	613	(245)	(713)	(1,243)

Accumulated deferred income taxes	507	78	—	(44)	541
Investment tax credits	(15)	(6)	—	—	(21)
Commodity contract liabilities	(333)	—	—	—	(333)
Cash flow hedge and other derivative liabilities	(35)	—	15	2	(18)
Notes or other liabilities due affiliates	(83)	—	700	(617)	—
Long-term debt, less amounts due currently	(179)	(296)	(226)	—	(701)
Other noncurrent liabilities and deferred credits	317	369	(79)	(114)	493

Total liabilities	(719)	758	165	(1,486)	(1,282)

Preferred securities of subsidiaries	(528)	—	527	1	—

Shareholders’ equity:
Preference stock—not subject to mandatory redemption	—	—	—	—	—
Common stock	—	—	—	—	—
Additional paid-in capital	(778)	34	(665)	673	(736)
Retained earnings (deficit)	2,519	4	1,746	(2,479)	1,790
Accumulated other comprehensive income (loss)	616	2	611	(618)	611

Total shareholders’ equity	2,357	40	1,692	(2,424)	1,665

Total liabilities, preferred securities of subsidiaries & shareholders’ equity	1,110	798	2,384	(3,909)	383

TXU Corp. Regulatory Summary (at February 23, 2007)

Summary/Events

TXU Energy

Price-to-Beat (PTB) expired 1/1/07. TXU Energy was required to offer the PTB to all former franchise area residential and small/medium business (< 1MW of load) customers until that date, but could also offer rates other than the PTB beginning 1/1/05. With the expiration of the PTB on 1/1/07, retail price regulation has ceased for TXU Energy.

TXU Energy’s Strategy for Price-to-Beat Roll-Over was announced in October, 2006 and includes a four-part strategy to lead the retail electricity market including the following elements:

•   No changes made to PTB rule.

•   Special, one-time customer appreciation bonus of $100 for residential customers who live in areas where TXU Energy Holdings offered PTB. Expected to result in one-time, pre-tax charge of about $165 to $170 million in Q4 2006.

•   Price protection for residential PTB customers of record on December 31, 2006 who remain on basic month-to-month plan and meet certain other criteria, for a period of three years until at least January 1, 2010.

•   New residential pricing plans that offer consumers the option to save money today while also securing long-term price certainty. Additionally, for a limited time, any residential PTB customer who chooses a non-PTB rate plan, or any residential customer who chooses a term plan, will receive a $25 sign-up incentive.

•   Extension of 10% low-income customer discount program through September 1, 2007.

PUC No. 31416 – Evaluation of Default Service for Residential Customers and Review of Rules Relating to the Price to Beat and Provider of Last Resort (POLR)

•   POLR rule approved by PUC in June 2006; applies to POLR service to be provided beginning January 2007.

•   New rule has the following characteristics: 1) pricing formula comprised of energy charge plus customer charge plus non-bypassable charges, 2) requires five largest REPs for each customer class in each Transmission and Distribution Service territory to serve as involuntary POLRs, 3) includes an automatic POLR energy charge floor for residential and small non-residential customers equal to the simple average of the 12 month trailing zonal MCPE, ending September 1 of the preceding year, multiplied by 130%, and 4) includes an automatic POLR energy charge floor for large non-residential customers of $7.25 per MWh.

•   Initiative to mandate a PTB reset to reflect any lower natural gas prices at end of 2006 was defeated.

TXU Electric Delivery

General Rate Case: Authorized ROE of 11.25%, based on capital structure of 60% debt, 40% equity. Reports are filed annually for review with the PUC.

In 2004, certain cities within TXU Electric Delivery’s historical service territory, acting in their role as a regulatory authority (with original jurisdiction), initiated inquiries to determine if the rates of TXU Electric Delivery, which have been established by the PUC, are just and reasonable. The settlement agreement, which was finalized February 22, 2005, avoided any immediate rate actions, but required TXU Electric Delivery to file a rate case in 2006, based on a 2005 test year, unless the Cities and TXU Electric Delivery mutually agreed that such a filing was unnecessary. The final settlement amount, including non-litigant cities, was approximately $22 million.

On January 6, 2006, TXU Electric Delivery and the Steering Committee of Cities agreed to terms which extend the February 22, 2005 settlement agreement and resolve outstanding franchise agreement issues with member cities. Under the terms of the agreement, TXU Electric Delivery will postpone filing a rate case until June 2008, based on a 2007 test year, unless the Cities and TXU Electric Delivery mutually agree that such a filing is unnecessary. TXU Electric Delivery expects the total incremental expenses associated with the agreement to be approximately $70 million, essentially all of which will be recognized over the period from May 2006 to June 2008.

PUC No. 33752 - Petition of TXU Electric Delivery Company for Approval of TCRF Update

•   Filed January 17, 2007; new TCRF rates to be effective March 1, 2007.

•   Total annualized revenue increase of $13.8 million.

PUC No. 33904 - Application of TXU Electric Delivery Company for Interim Update of Wholesale Transmission Rate

•   Filed February 23, 2007; anticipate new rate to be effective in April 2007.

•   Total annualized revenue increase of approximately $38 million.

TXU Corp. Summary of Significant Legal Proceedings (at February 15, 2007)

Date Filed	Case Information	Summary and Status
Dec 06	CleanCOALition and Robertson
County Our Land, Our Lives v. TXU
Power d/b/a TXU Generation
Company, L.P., Oak Grove
Management Company, LLC and
TXU Corp.; United States District
Court for the Western District of
	Texas	The Complaint seeks declaratory and injunctive relief, as well as the assessment of civil penalties, with respect to the Permit Application for the construction and operation of the Oak Grove Steam Electric Station in Robertson County, Texas. The Plaintiffs allege violations of the Federal Clean Air Act, Texas Health and Safety Code and Texas Administrative Code and seek to temporarily and permanently enjoin the construction and operation of the Oak Grove Steam Electric Station. Plaintiffs further request that the District Court enter an Order requiring Defendants to take other appropriate actions to remedy, mitigate and offset harm to the public health and environment. Defendants have filed a Motion to Dismiss.
Sep 05	Flaherty & Crumrine Preferred Income Fund Incorporated et al. v. TXU Corp. et al. Civil Action No. 3:05CV1784-G; United States District Court for the Northern District of Texas, Dallas Division	Putative class action filed against TXU Corp. alleging violations of the Securities Exchange Act of 1934 regarding the disclosures concerning the company’s evaluation of its dividend policy in connection with the tender offer for certain securities in September and October 2004. A Motion to Dismiss was filed by the Defendants and the Court entered an Order granting the Motion to Dismiss with prejudice on August 30, 2006. The Plaintiff filed a notice of appeal and the matter is now before the Fifth Circuit Court of Appeals.
Mar 05	SEC Subpoena	Subpoena required documents and information from 1/1/01 through 3/31/03. Subpoena stated it was a fact finding inquiry and that no violation of law had been concluded. TXU Corp. responded and cooperated with the SEC. TXU received a letter dated February 15, 2007 which stated that the investigation had been terminated and that no enforcement action had been recommended to the Commission. Accordingly, TXU does not expect any action by the SEC against the company related to the matters that were the subject of the investigation.
Dec 04 – Oct 05	In re Natural Gas Anti-Trust Cases I, II, III, IV, and V; Civil Action in San Diego Superior Court.	Twelve lawsuits filed in various California superior courts by purported customers against TXU Corp. and certain subsidiaries and other California natural gas market participants. The consolidated suits allege that by summer of 2000, defendants manipulated natural gas prices in California in violation of the Cartwright Act and other California state laws. Agreement in principle to settle this lawsuit was reached in December 2006, and formal settlement documents were signed in February 2007. Notices of Dismissal were filed in the San Diego Superior Court and the case was dismissed with prejudice on February 14, 2007.
Feb 04	Patrick Goodenough, et al., on
behalf of the TXU Thrift Plan, and
all other persons similarly situated,
vs. TXU Corp. et al.; Case No.
3:02CV2573-K; United States
District Court for the Northern
	District of Texas, Dallas Division	Plaintiffs sought to represent a class of participants in employee benefit plans claiming violation of ERISA. The Plaintiffs’ second class certification motion was denied and the case was dismissed without prejudice on September 29, 2005. The Plaintiffs filed an appeal of the dismissal to the Fifth Circuit Court of Appeals. An agreement in principle to settle this case was reached in December 2006, and is in the process of being finalized and submitted to the Court for approval.
Jan 03 Dec 02 Nov 02 Oct 02	Richard Schwartz, et al., v. TXU Corp et al.; Civil Action No.: 3:02- CV-2243-K; United States District Court for the Northern District of Texas, Dallas Division	A consolidated case which alleged violations of the Securities Act of 1933 and the Securities Exchange Act of 1934. The case was settled in exchange for payment of $150 million, at least $101 million of which has been paid by TXU’s D&O insurance carriers. The Court entered an order approving the settlement on November 8, 2005. There have been appeals filed by some objecting parties.

Note:	Although it cannot predict the outcome of the pending unresolved litigation matters described above, TXU Corp. believes that each is without merit and intends to vigorously defend them. Detailed descriptions of these proceedings are available in the company’s 10-K and 10-Q filings with the SEC.